UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
             SECURITIES EXCHANGE ACT OF 1934 Under Section 12(b) or
                  12(g) of the Securities Exchange Act of 1934

                       -----------------------------------


                      EAGLE WIRELESS INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in its Charter)

            TEXAS                                           76-0494995
(State of incorporation or organization)                 (I.R.S. Employer
                                                      Identification Number)


         910 GEMINI                                       (281) 280-0488
    HOUSTON, TEXAS 77058                            (Issuer's telephone number)
(Address of principal executive offices)

If this Form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A(c), please check the following box. |_|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-20011

Securities to be registered under Section 12(b) of the Act: NONE

Securities to be registered pursuant to Section 12(g) of the Act:

TITLE OF CLASS                     CUSIP NO.
-----------------------------      -----------
Common Stock, $.001 par value      27002R 10 1

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1 DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


      This information is incorporated by reference to the section "Description of Capital Stock" on page 19 of the Company's Registration Statement on Form SB-2 (No. 333-20011) filed on September 4, 1997 with the Securities and Exchange Commission.

ITEM 2 EXHIBITS.

The Charter, Bylaws and Specimen Security filed as exhibits to the above-referenced Registration Statement, are hereby incorporated by reference thereto.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


EAGLE WIRELESS INTERNATIONAL, INC.

By://S// DEAN H. CUBLEY
         DEAN H. CUBLEY
        (Print Name)

        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                     (Title)

Date:  OCTOBER 2, 1997